UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2024

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2024, the Company held its 2024 Annual Meeting of Stockholders. Of the 35,684,609 shares of common stock outstanding and entitled to vote at the Annual Meeting, 33,835,846 shares were present in person or by proxy, constituting a 94.82% quorum. The matters submitted to the stockholders of the Company at the Annual Meeting, and the results of the voting, were as follows:

Proposal No. 1.        Vote regarding the election of Darcy G. Anderson, Herman E. Bulls, Rhoman J. Hardy, Brian E. Lane, Pablo G. Mercado, Franklin Myers, William J. Sandbrook, Constance E. Skidmore, Vance W. Tang, and Cindy L. Wallis-Lage as members of the Board of Directors:

Nominee	Votes For	Votes For as Percentage of Votes Cast	Votes Withheld
Darcy G. Anderson	32,430,445	98.71%	422,960
Herman E. Bulls	30,811,771	93.79%	2,041,634
Rhoman J. Hardy	32,763,212	99.73%	90,193
Brian E. Lane	32,485,943	98.88%	367,462
Pablo G. Mercado	32,728,634	99.62%	124,771
Franklin Myers	31,811,220	96.83%	1,042,185
William J. Sandbrook	32,290,166	98.29%	563,239
Constance E. Skidmore	32,275,179	98.24%	578,226
Vance W. Tang	29,055,195	88.44%	3,798,210
Cindy L. Wallis-Lage	32,301,623	98.32%	551,782

There were 982,441 broker non-votes as to Proposal No. 1.

Proposal No. 2.         Vote regarding ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
33,734,187	99.76%	80,994	20,665

There were no broker non-votes as to Proposal No. 2.

Proposal No. 3.         Advisory vote regarding approval of the compensation paid by the Company to its named executive officers:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
31,312,935	95.39%	1,514,611	25,859

There were 982,441 broker non-votes as to Proposal No. 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

	By:	/s/ Laura F. Howell
Laura F. Howell, Senior Vice President and General Counsel

Date: May 22, 2024